UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 13, 2026
Evolv Technologies Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39417	84-4473840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Totten Pond Road, 4th Floor Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)
(781) 374-8100
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	EVLV	The Nasdaq Stock Market
Warrants to purchase one share of Class A common stock	EVLVW	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

Evolv Technologies Holdings, Inc. (the “Company”) has issued this Current Report on Form 8-K to notify stockholders that certain market data websites misreported the Company’s financial results for the three-month period ended March 31, 2026 and guidance for the full year, in each case, relating to revenue.

These results and guidance were correctly reported in the press release that was issued by the Company on May 12, 2026, and furnished in Exhibit 99.1 to its Current Report on Form 8-K that was filed on May 12, 2026. To confirm, the Company’s total revenue was $46.3 million for the first quarter of 2026, representing 45% year-over-year growth compared to $32.0 million in the first quarter of 2025, and the Company raised its full year total revenue guidance range to $175 million to $180 million.

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this report other than statements of historical facts, including without limitation statements regarding our future financial results. The forward-looking statements in this report are only predictions and our actual future results may be materially different from what we expect. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the risks discussed in our most recent report on Form 10-Q or 10-K filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this report. The forward-looking statements in this report are based upon information available to us as of the date hereof, and while we believe such information forms a reasonable basis for such statements, it may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this report, whether as a result of any new information, future events or otherwise.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolv Technologies Holdings, Inc.

Date: May 13, 2026	By:	/s/ John Kedzierski
	Name:	John Kedzierski
	Title:	Chief Executive Officer